POWER OF ATTORNEY

     The undersigned, a Director of Marsh & McLennan Companies, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint any one of A. J. C. Smith, Frank J. Borelli and Gregory F. Van Gundy to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned:

     To sign or to transmit electronically in the name and on behalf of the undersigned, as a Director of the Company, and file with the Securities and Exchange Commission on behalf of the Company an Annual Report on Form 10-K for the year ended December 31, 1995, any registration statements for the registration of the Company's common stock and related interests to be issued pursuant to the Company's duly adopted employee benefit, compensation and stock plans, any registration statements for the registration of the Company's common stock for issuance in connection with future acquisitions or for resale by the holders thereof who acquired or will acquire such stock in connection with past or future acquisitions, and any amendments or supplements to such Annual Report on Form 10-K and such registration statements; and

     To execute and deliver, either through a paper filing or electronically, any agreements, instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report on Form 10-K, registration statements and prospectuses and amendments or supplements thereto and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 21st day of March, 1996.

               /s/Lewis W. Bernard
               Lewis W. Bernard



                               POWER OF ATTORNEY

     The undersigned, a Director of Marsh & McLennan Companies, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint any one of A. J. C. Smith, Frank J. Borelli and Gregory F. Van Gundy to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned:

     To sign or to transmit electronically in the name and on behalf of the undersigned, as a Director of the Company, and file with the Securities and Exchange Commission on behalf of the Company an Annual Report on Form 10-K for the year ended December 31, 1995, any registration statements for the registration of the Company's common stock and related interests to be issued pursuant to the Company's duly adopted employee benefit, compensation and stock plans, any registration statements for the registration of the Company's common stock for issuance in connection with future acquisitions or for resale by the holders thereof who acquired or will acquire such stock in connection with past or future acquisitions, and any amendments or supplements to such Annual Report on Form 10-K and such registration statements; and

     To execute and deliver, either through a paper filing or electronically, any agreements, instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report on Form 10-K, registration statements and prospectuses and amendments or supplements thereto and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 21st day of March, 1996.

               /s/Richard H. Blum
               Richard H. Blum



                               POWER OF ATTORNEY

     The undersigned, a Director of Marsh & McLennan Companies, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint any one of A. J. C. Smith, Frank J. Borelli and Gregory F. Van Gundy to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned:

     To sign or to transmit electronically in the name and on behalf of the undersigned, as a Director of the Company, and file with the Securities and Exchange Commission on behalf of the Company an Annual Report on Form 10-K for the year ended December 31, 1995, any registration statements for the registration of the Company's common stock and related interests to be issued pursuant to the Company's duly adopted employee benefit, compensation and stock plans, any registration statements for the registration of the Company's common stock for issuance in connection with future acquisitions or for resale by the holders thereof who acquired or will acquire such stock in connection with past or future acquisitions, and any amendments or supplements to such Annual Report on Form 10-K and such registration statements; and

     To execute and deliver, either through a paper filing or electronically, any agreements, instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report on Form 10-K, registration statements and prospectuses and amendments or supplements thereto and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 21st day of March, 1996.

               /s/Frank J. Borelli
               Frank J. Borelli



                               POWER OF ATTORNEY

     The undersigned, a Director of Marsh & McLennan Companies, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint any one of A. J. C. Smith, Frank J. Borelli and Gregory F. Van Gundy to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned:

     To sign or to transmit electronically in the name and on behalf of the undersigned, as a Director of the Company, and file with the Securities and Exchange Commission on behalf of the Company an Annual Report on Form 10-K for the year ended December 31, 1995, any registration statements for the registration of the Company's common stock and related interests to be issued pursuant to the Company's duly adopted employee benefit, compensation and stock plans, any registration statements for the registration of the Company's common stock for issuance in connection with future acquisitions or for resale by the holders thereof who acquired or will acquire such stock in connection with past or future acquisitions, and any amendments or supplements to such Annual Report on Form 10-K and such registration statements; and

     To execute and deliver, either through a paper filing or electronically, any agreements, instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report on Form 10-K, registration statements and prospectuses and amendments or supplements thereto and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 21st day of March, 1996.

               /s/Robert Clements
               Robert Clements



                               POWER OF ATTORNEY

     The undersigned, a Director of Marsh & McLennan Companies, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint any one of A. J. C. Smith, Frank J. Borelli and Gregory F. Van Gundy to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned:

     To sign or to transmit electronically in the name and on behalf of the undersigned, as a Director of the Company, and file with the Securities and Exchange Commission on behalf of the Company an Annual Report on Form 10-K for the year ended December 31, 1995, any registration statements for the registration of the Company's common stock and related interests to be issued pursuant to the Company's duly adopted employee benefit, compensation and stock plans, any registration statements for the registration of the Company's common stock for issuance in connection with future acquisitions or for resale by the holders thereof who acquired or will acquire such stock in connection with past or future acquisitions, and any amendments or supplements to such Annual Report on Form 10-K and such registration statements; and

     To execute and deliver, either through a paper filing or electronically, any agreements, instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report on Form 10-K, registration statements and prospectuses and amendments or supplements thereto and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 21st day of March, 1996.

               /s/Peter Coster
               Peter Coster


                               POWER OF ATTORNEY

     The undersigned, a Director of Marsh & McLennan Companies, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint any one of A. J. C. Smith, Frank J. Borelli and Gregory F. Van Gundy to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned:

     To sign or to transmit electronically in the name and on behalf of the undersigned, as a Director of the Company, and file with the Securities and Exchange Commission on behalf of the Company an Annual Report on Form 10-K for the year ended December 31, 1995, any registration statements for the registration of the Company's common stock and related interests to be issued pursuant to the Company's duly adopted employee benefit, compensation and stock plans, any registration statements for the registration of the Company's common stock for issuance in connection with future acquisitions or for resale by the holders thereof who acquired or will acquire such stock in connection with past or future acquisitions, and any amendments or supplements to such Annual Report on Form 10-K and such registration statements; and

     To execute and deliver, either through a paper filing or electronically, any agreements, instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report on Form 10-K, registration statements and prospectuses and amendments or supplements thereto and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 21st day of March, 1996.

               /s/R. J. Groves
               R. J. Groves



                               POWER OF ATTORNEY

     The undersigned, a Director of Marsh & McLennan Companies, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint any one of A. J. C. Smith, Frank J. Borelli and Gregory F. Van Gundy to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned:

     To sign or to transmit electronically in the name and on behalf of the undersigned, as a Director of the Company, and file with the Securities and Exchange Commission on behalf of the Company an Annual Report on Form 10-K for the year ended December 31, 1995, any registration statements for the registration of the Company's common stock and related interests to be issued pursuant to the Company's duly adopted employee benefit, compensation and stock plans, any registration statements for the registration of the Company's common stock for issuance in connection with future acquisitions or for resale by the holders thereof who acquired or will acquire such stock in connection with past or future acquisitions, and any amendments or supplements to such Annual Report on Form 10-K and such registration statements; and

     To execute and deliver, either through a paper filing or electronically, any agreements, instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report on Form 10-K, registration statements and prospectuses and amendments or supplements thereto and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 21st day of March, 1996.

               /s/Richard E. Heckert
               Richard E. Heckert



                               POWER OF ATTORNEY

     The undersigned, a Director of Marsh & McLennan Companies, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint any one of A. J. C. Smith, Frank J. Borelli and Gregory F. Van Gundy to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned:

     To sign or to transmit electronically in the name and on behalf of the undersigned, as a Director of the Company, and file with the Securities and Exchange Commission on behalf of the Company an Annual Report on Form 10-K for the year ended December 31, 1995, any registration statements for the registration of the Company's common stock and related interests to be issued pursuant to the Company's duly adopted employee benefit, compensation and stock plans, any registration statements for the registration of the Company's common stock for issuance in connection with future acquisitions or for resale by the holders thereof who acquired or will acquire such stock in connection with past or future acquisitions, and any amendments or supplements to such Annual Report on Form 10-K and such registration statements; and

     To execute and deliver, either through a paper filing or electronically, any agreements, instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report on Form 10-K, registration statements and prospectuses and amendments or supplements thereto and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 21st day of March, 1996.

               /s/Richard S. Hickok
               Richard S. Hickok



                               POWER OF ATTORNEY

     The undersigned, a Director of Marsh & McLennan Companies, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint any one of A. J. C. Smith, Frank J. Borelli and Gregory F. Van Gundy to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned:

     To sign or to transmit electronically in the name and on behalf of the undersigned, as a Director of the Company, and file with the Securities and Exchange Commission on behalf of the Company an Annual Report on Form 10-K for the year ended December 31, 1995, any registration statements for the registration of the Company's common stock and related interests to be issued pursuant to the Company's duly adopted employee benefit, compensation and stock plans, any registration statements for the registration of the Company's common stock for issuance in connection with future acquisitions or for resale by the holders thereof who acquired or will acquire such stock in connection with past or future acquisitions, and any amendments or supplements to such Annual Report on Form 10-K and such registration statements; and

     To execute and deliver, either through a paper filing or electronically, any agreements, instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report on Form 10-K, registration statements and prospectuses and amendments or supplements thereto and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 21st day of March, 1996.

               /s/David D. Holbrook
               David D. Holbrook



                               POWER OF ATTORNEY

     The undersigned, a Director of Marsh & McLennan Companies, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint any one of A. J. C. Smith, Frank J. Borelli and Gregory F. Van Gundy to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned:

     To sign or to transmit electronically in the name and on behalf of the undersigned, as a Director of the Company, and file with the Securities and Exchange Commission on behalf of the Company an Annual Report on Form 10-K for the year ended December 31, 1995, any registration statements for the registration of the Company's common stock and related interests to be issued pursuant to the Company's duly adopted employee benefit, compensation and stock plans, any registration statements for the registration of the Company's common stock for issuance in connection with future acquisitions or for resale by the holders thereof who acquired or will acquire such stock in connection with past or future acquisitions, and any amendments or supplements to such Annual Report on Form 10-K and such registration statements; and

     To execute and deliver, either through a paper filing or electronically, any agreements, instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report on Form 10-K, registration statements and prospectuses and amendments or supplements thereto and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 21st day of March, 1996.

               /s/Robert M. G. Husson
               Robert M. G. Husson



                               POWER OF ATTORNEY

     The undersigned, a Director of Marsh & McLennan Companies, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint any one of A. J. C. Smith, Frank J. Borelli and Gregory F. Van Gundy to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned:

     To sign or to transmit electronically in the name and on behalf of the undersigned, as a Director of the Company, and file with the Securities and Exchange Commission on behalf of the Company an Annual Report on Form 10-K for the year ended December 31, 1995, any registration statements for the registration of the Company's common stock and related interests to be issued pursuant to the Company's duly adopted employee benefit, compensation and stock plans, any registration statements for the registration of the Company's common stock for issuance in connection with future acquisitions or for resale by the holders thereof who acquired or will acquire such stock in connection with past or future acquisitions, and any amendments or supplements to such Annual Report on Form 10-K and such registration statements; and

     To execute and deliver, either through a paper filing or electronically, any agreements, instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report on Form 10-K, registration statements and prospectuses and amendments or supplements thereto and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 21st day of March, 1996.

               /s/Lawrence J. Lasser
               Lawrence J. Lasse



                               POWER OF ATTORNEY

     The undersigned, a Director of Marsh & McLennan Companies, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint any one of A. J. C. Smith, Frank J. Borelli and Gregory F. Van Gundy to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned:

     To sign or to transmit electronically in the name and on behalf of the undersigned, as a Director of the Company, and file with the Securities and Exchange Commission on behalf of the Company an Annual Report on Form 10-K for the year ended December 31, 1995, any registration statements for the registration of the Company's common stock and related interests to be issued pursuant to the Company's duly adopted employee benefit, compensation and stock plans, any registration statements for the registration of the Company's common stock for issuance in connection with future acquisitions or for resale by the holders thereof who acquired or will acquire such stock in connection with past or future acquisitions, and any amendments or supplements to such Annual Report on Form 10-K and such registration statements; and

     To execute and deliver, either through a paper filing or electronically, any agreements, instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report on Form 10-K, registration statements and prospectuses and amendments or supplements thereto and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 21st day of March, 1996.

               /s/Richard M. Morrow
               Richard M. Morrow



                               POWER OF ATTORNEY

     The undersigned, a Director of Marsh & McLennan Companies, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint any one of A. J. C. Smith, Frank J. Borelli and Gregory F. Van Gundy to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned:

     To sign or to transmit electronically in the name and on behalf of the undersigned, as a Director of the Company, and file with the Securities and Exchange Commission on behalf of the Company an Annual Report on Form 10-K for the year ended December 31, 1995, any registration statements for the registration of the Company's common stock and related interests to be issued pursuant to the Company's duly adopted employee benefit, compensation and stock plans, any registration statements for the registration of the Company's common stock for issuance in connection with future acquisitions or for resale by the holders thereof who acquired or will acquire such stock in connection with past or future acquisitions, and any amendments or supplements to such Annual Report on Form 10-K and such registration statements; and

     To execute and deliver, either through a paper filing or electronically, any agreements, instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report on Form 10-K, registration statements and prospectuses and amendments or supplements thereto and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 21st day of March, 1996.

               /s/George Putnam
               George Putnam



                               POWER OF ATTORNEY

     The undersigned, a Director of Marsh & McLennan Companies, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint any one of A. J. C. Smith, Frank J. Borelli and Gregory F. Van Gundy to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned:

     To sign or to transmit electronically in the name and on behalf of the undersigned, as a Director of the Company, and file with the Securities and Exchange Commission on behalf of the Company an Annual Report on Form 10-K for the year ended December 31, 1995, any registration statements for the registration of the Company's common stock and related interests to be issued pursuant to the Company's duly adopted employee benefit, compensation and stock plans, any registration statements for the registration of the Company's common stock for issuance in connection with future acquisitions or for resale by the holders thereof who acquired or will acquire such stock in connection with past or future acquisitions, and any amendments or supplements to such Annual Report on Form 10-K and such registration statements; and

     To execute and deliver, either through a paper filing or electronically, any agreements, instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report on Form 10-K, registration statements and prospectuses and amendments or supplements thereto and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 21st day of March, 1996.

               /s/Adele Smith Simmons
               Adele Smith Simmons



                               POWER OF ATTORNEY

     The undersigned, a Director of Marsh & McLennan Companies, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint any one of A. J. C. Smith, Frank J. Borelli and Gregory F. Van Gundy to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned:

     To sign or to transmit electronically in the name and on behalf of the undersigned, as a Director of the Company, and file with the Securities and Exchange Commission on behalf of the Company an Annual Report on Form 10-K for the year ended December 31, 1995, any registration statements for the registration of the Company's common stock and related interests to be issued pursuant to the Company's duly adopted employee benefit, compensation and stock plans, any registration statements for the registration of the Company's common stock for issuance in connection with future acquisitions or for resale by the holders thereof who acquired or will acquire such stock in connection with past or future acquisitions, and any amendments or supplements to such Annual Report on Form 10-K and such registration statements; and

     To execute and deliver, either through a paper filing or electronically, any agreements, instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report on Form 10-K, registration statements and prospectuses and amendments or supplements thereto and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 21st day of March, 1996.

               /s/John T. Sinnott
               John T. Sinnott



                               POWER OF ATTORNEY

     The undersigned, a Director of Marsh & McLennan Companies, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint any one of A. J. C. Smith, Frank J. Borelli and Gregory F. Van Gundy to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned:

     To sign or to transmit electronically in the name and on behalf of the undersigned, as a Director of the Company, and file with the Securities and Exchange Commission on behalf of the Company an Annual Report on Form 10-K for the year ended December 31, 1995, any registration statements for the registration of the Company's common stock and related interests to be issued pursuant to the Company's duly adopted employee benefit, compensation and stock plans, any registration statements for the registration of the Company's common stock for issuance in connection with future acquisitions or for resale by the holders thereof who acquired or will acquire such stock in connection with past or future acquisitions, and any amendments or supplements to such Annual Report on Form 10-K and such registration statements; and

     To execute and deliver, either through a paper filing or electronically, any agreements, instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report on Form 10-K, registration statements and prospectuses and amendments or supplements thereto and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 21st day of March, 1996.

               /s/A. J. C. Smith
               A. J. C. Smith



                               POWER OF ATTORNEY

     The undersigned, a Director of Marsh & McLennan Companies, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint any one of A. J. C. Smith, Frank J. Borelli and Gregory F. Van Gundy to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned:

     To sign or to transmit electronically in the name and on behalf of the undersigned, as a Director of the Company, and file with the Securities and Exchange Commission on behalf of the Company an Annual Report on Form 10-K for the year ended December 31, 1995, any registration statements for the registration of the Company's common stock and related interests to be issued pursuant to the Company's duly adopted employee benefit, compensation and stock plans, any registration statements for the registration of the Company's common stock for issuance in connection with future acquisitions or for resale by the holders thereof who acquired or will acquire such stock in connection with past or future acquisitions, and any amendments or supplements to such Annual Report on Form 10-K and such registration statements; and

     To execute and deliver, either through a paper filing or electronically, any agreements, instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report on Form 10-K, registration statements and prospectuses and amendments or supplements thereto and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 21st day of March, 1996.

               /s/Frank J. Tasco
               Frank J. Tasco



                               POWER OF ATTORNEY

     The undersigned, a Director of Marsh & McLennan Companies, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint any one of A. J. C. Smith, Frank J. Borelli and Gregory F. Van Gundy to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned:

     To sign or to transmit electronically in the name and on behalf of the undersigned, as a Director of the Company, and file with the Securities and Exchange Commission on behalf of the Company an Annual Report on Form 10-K for the year ended December 31, 1995, any registration statements for the registration of the Company's common stock and related interests to be issued pursuant to the Company's duly adopted employee benefit, compensation and stock plans, any registration statements for the registration of the Company's common stock for issuance in connection with future acquisitions or for resale by the holders thereof who acquired or will acquire such stock in connection with past or future acquisitions, and any amendments or supplements to such Annual Report on Form 10-K and such registration statements; and

     To execute and deliver, either through a paper filing or electronically, any agreements, instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report on Form 10-K, registration statements and prospectuses and amendments or supplements thereto and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 21st day of March, 1996.

               /s/Romeo J. Ventres
               Romeo J. Ventres



                               POWER OF ATTORNEY

     The undersigned, a Director of Marsh & McLennan Companies, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint any one of A. J. C. Smith, Frank J. Borelli and Gregory F. Van Gundy to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned:

     To sign or to transmit electronically in the name and on behalf of the undersigned, as a Director of the Company, and file with the Securities and Exchange Commission on behalf of the Company an Annual Report on Form 10-K for the year ended December 31, 1995, any registration statements for the registration of the Company's common stock and related interests to be issued pursuant to the Company's duly adopted employee benefit, compensation and stock plans, any registration statements for the registration of the Company's common stock for issuance in connection with future acquisitions or for resale by the holders thereof who acquired or will acquire such stock in connection with past or future acquisitions, and any amendments or supplements to such Annual Report on Form 10-K and such registration statements; and

     To execute and deliver, either through a paper filing or electronically, any agreements, instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report on Form 10-K, registration statements and prospectuses and amendments or supplements thereto and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 21st day of March, 1996.

               /s/Philip L. Wroughton
               Philip L. Wroughton